                                                                    EXHIBIT 4(d)









                               ADOPTION AGREEMENT
                               ------------------
                                       FOR
                                       ---
                    BAKER & HOSTETLER REGIONAL PROTOTYPE PLAN
                    -----------------------------------------
                                    PLAN 001
                                    --------
                  NONSTANDARDIZED PROFIT-SHARING PLAN AND TRUST
                  ---------------------------------------------
                    (Including a Code Section 401(k) Feature)







                 ALLEGIANCE RETIREMENT PLAN FOR UNION EMPLOYEES
                             OF HAYWARD, CALIFORNIA


                                TABLE OF CONTENTS
                                -----------------
                                                                                                               PAGE
PLAN SPONSOR INFORMATION..........................................................................................1
I.       EFFECTIVE DATE...........................................................................................2
II.      PARTICIPATION............................................................................................2
III.     CREDITING SERVICE -- GENERAL RULES APPLICABLE
         FOR ALL PURPOSES.........................................................................................4
IV.      COMPENSATION.............................................................................................8
V.       EMPLOYER CONTRIBUTIONS..................................................................................11
VI.      ALLOCATION OF EMPLOYER CONTRIBUTIONS....................................................................13
VII.     ELIGIBILITY FOR ALLOCATION OF CONTRIBUTIONS.............................................................14
VIII.    CONTRIBUTION FOR FIRST YEAR OF PARTICIPATION............................................................15
IX.      TOP HEAVY MINIMUM BENEFIT...............................................................................15
X.       ANNUAL ADDITIONS........................................................................................16
XI.      PARTICIPANT CONTRIBUTIONS...............................................................................17
XII.     VESTING.................................................................................................18
XIII.    VALUATION DATE FOR THE TRUST FUND.......................................................................21
XIV.     RETIREMENT..............................................................................................21
XV.      FORMS OF DISTRIBUTION...................................................................................21
XVI.     INVESTMENT DIRECTION....................................................................................27
XVII.    PARTICIPANT LOANS.......................................................................................28
XVIII.  INSURANCE................................................................................................28
XIX.     GRANDFATHER PROVISIONS..................................................................................28
XX.      QUALIFICATION...........................................................................................28




                            PLAN SPONSOR INFORMATION
                            ------------------------

 1.      Name of Sponsoring Employer:            CARDINAL HEALTH, INC.
                                     ---------------------------------------------------------

 2.      Business address:      7000 CARDINAL PLACE
                              ----------------------------------------------------------------
                                                       (Street Address)
                  DUBLIN                              OHIO                            43017
         -------------------------------------------------------------------------------------
                  (City)                             (State)                        (Zip Code)

 3.      Business telephone number:         (614) 757-5000
                                   -----------------------------------------------------------

 4.      Business entity:  (X) C. Corp.  ( ) S. Corp. ( ) Partnership.  ( ) Sole Proprietorship.
                                    ( ) Tax-Exempt Entity.   ( ) Other:
                                                                       -----------------------

 5.      Employer tax identification number (EIN):             31-0958666
                                                  --------------------------------------------

 6.      Plan number:       001
                     -------------------------------------------------------------------------

 7.      The Sponsoring Employer's taxable year ends on:                JUNE 30
                                                        --------------------------------------

 8.      The Plan name will be:         ALLEGIANCE RETIREMENT PLAN FOR UNION EMPLOYEES OF
                               ---------------------------------------------------------------
              HAYWARD, CALIFORNIA
         -------------------------------------------------------------------------------------

 9. The Plan Year and taxable year of the Trust will be the 12-consecutive month period ending on: JUNE 30 of each year. If elected here
         ____________, the Employer approves the automatic change of the Plan
         Year and the trust year to coincide with the Employer's taxable year if the Employer's taxable year is changed by the Employer.

10. The limitation year will be the 12-consecutive month period ending on JUNE 30 of each year. If elected here ____________, the Employer approves the automatic change of the limitation year to coincide with the Employer's taxable year if the Employer's taxable year is changed by the Employer.

11.      The Plan Administrator will be:             CARDINAL HEALTH, INC.
                                        ------------------------------------------------------

12.      The Trustee(s) of the Plan will be:         PUTNAM FIDUCIARY TRUST COMPANY
                                            --------------------------------------------------

         If elected here X , a separate trust document will apply to the Plan.
         The name of the Separate Trust is:  MASTER TRUST AGREEMENT FOR
                                           ---------------------------------------------------
         RETIREMENT PLANS OF CARDINAL HEALTH.
         -------------------------------------------------------------------------------------

                               ELECTIVE PROVISIONS
                               -------------------

                  Capitalized terms in this Adoption Agreement will have the meanings as defined in this Adoption Agreement. Capitalized terms that are not defined in this Adoption Agreement will have the meanings as defined in the Plan.

                  I. EFFECTIVE DATE: (New Plans complete Item A. Amended Plans complete Item B.)

[ ]  A.  The Employer by execution of this Adoption Agreement adopts a new Plan.
         The effective date of this new Plan is ____________________

[X] B. The Employer by execution of this Adoption Agreement amends and restates its existing Plan. The original effective date of the Plan was JULY 1, 1960 . The effective date of this amendment and restatement is:

         [X] 1. JANUARY 1, 2001 . (Use for an amendment changing election options AFTER adoption of the prototype plan and complete blank with the date the change is effective.)

         [ ] 2. ____________, except that, for each Plan provision required to be effective on an earlier date, such as those provisions under Code Sections 401(k), 401(m), and 415 that are effective for plan years beginning after December 31, 1986, the effective date is the date on which such provision is required to be effective. (Use for amendment and restatement to bring Plan into compliance with the Tax Reform Act of 1986 and subsequent tax legislation and complete blank with first day of the first Plan Year beginning on or after January 1, 1989.)


                  II. PARTICIPATION:

A. SERVICE CREDITING METHOD FOR ELIGIBILITY PURPOSES: For purposes of eligibility to participate in this Plan, service will be credited by (check one):

          [ ] 1.      Counting Hours of Service.

          [X] 2.      The Elapsed Time Method.

B. HOURS OF SERVICE FOR ELIGIBILITY TO PARTICIPATE: For purposes of determining an Employee's eligibility to participate, if the Hour of Service counting method in Item II.A.1. is elected, a Year of Service will be an Eligibility Computation Period in which the Employee completes ____________ Hours of Service. (Cannot exceed 1,000 Hours of Service)

C. CHANGE OF ELIGIBILITY COMPUTATION PERIOD: If elected here ____________, the Eligibility Computation Periods after an Employee's initial Eligibility Computation Period will be the Plan Year.

D. BREAK-IN-SERVICE: If the Hour of Service counting method in Item II.A.1 is elected, an Employee will incur a one year Break-in-Service for purposes of eligibility to participate in the Plan in the event such Participant is not credited with at least ___ (not to exceed 500) Hours of Service in an Eligibility Computation Period.

E. MINIMUM AGE: To be eligible to participate, an Employee must have attained the age of N/A years (not more than 21).

F. AMOUNT OF REQUIRED SERVICE: To be eligible to participate: (Select one.)

         [ ] 1.   No prior service is required.

         [ ] 2. An Employee must have completed one Year of Service with the Employer.

         [ ] 3. An Employee must have completed two Years of Service with the Employer without a Break in Service. (Use only if 100% immediate vesting is elected.)

         [ ] 4. An Employee must have completed one Year of Service with the Employer; provided that an Employee will be eligible to participate earlier if he completes (0-11) months of continuous employment with the Employer.

         [ ] 5. An Employee must have completed two Years of Service with the Employer; provided that an Employee will be eligible to participate earlier if he completes (13-23) months of continuous employment with the Employer. (Use only if 100% immediate vesting is elected.)

         [ ] 6. An Employee must complete one Hour of Service (0-23) months from the first Hour of Service the Employee completes with the Employer. (If more than 12 months are required, 100% immediate vesting must be elected.)

         [X] 7. An Employee must have completed a Period of Service of 1 MONTH (not to exceed two years) with the Employer. (If more than one year is required, 100% immediate vesting must be elected.)

G.     APPLICATION OF AGE AND SERVICE REQUIREMENTS:  (Select one.)

         [X] 1. The age and service requirements elected in Items E and F above will apply to all Employees of the Employer.

             2. The age and service requirements elected in Items E and F above will apply to Employees who first become employed with the Employer on or after ____________. Employees who first become employed prior to the date in the preceding sentence must have attained age _____ (not to exceed 21) and have completed _______ Years of Service (or a Period of Service of ____________ if the Elapsed Time method of crediting service was applicable) (not to exceed three years for pre-1989 participation and two years for post-1988 participation if 100% immediate vesting is applicable or one year if any other vesting is applicable) with the Employer to be eligible to participate.

H. ELIGIBLE EMPLOYEES: All Employees of the Employer will be eligible to participate EXCEPT (check categories, if any, to be excluded):

         [ ]  1.  Hourly paid Employees;

         [ ]  2.  Salaried Employees;

         [ ]  3.  Employees paid only on a commission basis;

         [X] 4. Union Employees covered by a collective bargaining agreement if retirement benefits have been the subject of good faith bargaining and if the collective bargaining agreement does not provide that such Employees will be eligible to participate in the Plan;

         [X] 5. NON-UNION EMPLOYEES; SEASONAL EMPLOYEES (Other specified group.)

         [X]  6.  Leased Employees.

I. ENTRY DATES. The date or dates on which an Employee may become a Participant in the Plan shall be ON THE FIRST DAY OF EACH MONTH FOLLOWING SATISFACTION OF THE ELIGIBILITY REQUIREMENTS. (Select one or more entry dates during the Plan Year. If a prospective Entry Date is selected, a single entry date may be used only if the minimum participation age is not more than 20-1/2 and if (1) the required service does not exceed six months, or (2) the required service does not exceed 18 months and 100% immediate vesting is elected.)

J.       ELECTION REGARDING PARTICIPATION:  (Select one.)

         [X]  1.  An Employee MAY elect not to participate in the Plan.

         [ ]  2.  An Employee MAY NOT elect not to participate in the Plan.


                  III. CREDITING SERVICE -- GENERAL RULES APPLICABLE FOR ALL
PURPOSES:

A. COUNTING HOURS OF SERVICE: If Counting Hours of Service is the method of crediting service selected in Item II.A. above, then Hours of Service will be determined on the basis of the method selected below. If option 1 is selected, it is applicable only to the Employees identified in that option and is the only method of counting applicable to those Employees. In such case, one of options 2 through 6 will apply to all other Employees. If option 1 is not selected, then the method selected will be applied to all Employees covered under this Plan. Select option 1 and an additional option to apply to all other Employees covered under the Plan, or select one of options 2 through 6 to apply to all Employees covered under the Plan.)

         [ ]  1.  For Employees for whom the Employer is obligated to count
                  Hours of Service worked in order to comply with any Federal law, such as the Fair Labor Standards Act, the exclusive method for counting Hours of Service will be to count the actual hours worked for which an Employee is paid or entitled to payment. (Also, Select one of options 2 through 6 for all other remaining Employees covered under the Plan.)

         [ ] 2. On the basis of actual hours for which an Employee is paid or is entitled to payment.

         [ ] 3. On the basis of days worked. An Employee will be credited with ten Hours of Service if the Employee is credited with at least one Hour of Service during the day.

         [ ] 4. On the basis of weeks worked. An Employee will be credited with 45 Hours of Service if the Employee is credited with at least one Hour of Service during the week.

         [ ] 5. On the basis of semimonthly payroll periods. An Employee will be credited with 95 Hours of Service if the Employee is credited with at least one Hour of Service during the semimonthly payroll period.

         [ ] 6. On the basis of months worked. An Employee will be credited with 190 Hours of Service if the Employee is credited with at least one Hour of Service during the month.

B. PREDECESSOR PLAN: If the Employer maintains the plan of a predecessor employer, service credit (including service credit as a partner or sole proprietor of an unincorporated predecessor) for all purposes under the Plan must be given for all service with the predecessor employer and the blanks below MUST be completed.

         Name of predecessor employer:
                                       -----------------------------------------

         Name of predecessor plan presently maintained by the Employer:

         -----------------------------------------------------------------------

C. PREDECESSOR SERVICE: If the Employer does not maintain the plan of a predecessor employer, service with a predecessor employer does not have to be credited for any purposes, but the Employer may elect to credit predecessor service by completing the blanks below. Service with ALLEGIANCE CORPORATION (name of predecessor employer), including service as a partner or sole proprietor of an unincorporated predecessor, will be credited for the purposes of this Plan as elected below: (Check some, all, or none).

         [X]  a.  Eligibility to Participate.

         [X]  b.  Eligibility for Allocation of Contributions.

         [X]  c.  Vesting.

D.       SERVICE WITH AFFILIATED EMPLOYER:

         [X] 1. IDENTIFICATION OF AFFILIATED EMPLOYERS: If the Employer is a member of a controlled group of corporations, as defined in Code Section 414(b), or is under common control, as defined in Code Section 414(c), with a trade or business whether or not incorporated, or is a member of an affiliated service group, as defined in Code Section 414(m), or is required to be aggregated with another employer under Code Section 414(o) and the final regulations thereunder, identify each affiliated entity and the relationship below. Also, if the affiliated entity is a Participating Employer in this Plan, indicate the date on which the employees of such entity initially became covered under this Plan. Enter "N/A" in Column (3) if the entity is not a Participating Employer.


                    (1)                                      (2)                      (3)
Name of each affiliated entity                           Relationship to Employer  Employees' date of
                                                         adopting this Plan        coverage under this
                                                                                   Plan

ALLIED PHARMACY, INC.                                    SUBSIDIARY                N/A

ALLIED PHARMACY MANAGEMENT, INC.                         SUBSIDIARY                N/A

ALLIED PHARMACY SERVICE, INC.                            SUBSIDIARY                N/A

AMERICAN MEDICAL INSURANCE BILLING SVS., INC.            SUBSIDIARY                N/A

ASSISTED CARE PARTNERS, INC.                             SUBSIDIARY                N/A

BAILEY DRUG COMPANY                                      SUBSIDIARY                N/A

BEHRENS INC.                                             SUBSIDIARY                N/A

BRIGHTON CAPITAL                                         SUBSIDIARY                N/A

C. INTERNATIONAL, INC.                                   SUBSIDIARY                N/A

CARDAL, INC. (NO EMPLOYEES)                              SUBSIDIARY                N/A

CARDINAL FLORIDA, INC.                                   SUBSIDIARY                N/A

CARDINAL HEALTH SYSTEMS,  INC. (NO EMPLOYEES)            SUBSIDIARY                N/A

CARDINAL LDS, INC.                                       SUBSIDIARY                N/A

CARDINAL MISSISSIPPI, INC.                               SUBSIDIARY                N/A

CARDINAL SYRACUSE, INC.                                  SUBSIDIARY                N/A

CARDINAL WEST, INC.                                      SUBSIDIARY                N/A

CDI INVESTMENTS, INC.   (NO EMPLOYEES)                   SUBSIDIARY                N/A

CHAPMAN DRUG COMPANY                                     SUBSIDIARY                N/A

CORD LOGISTICS, INC.                                     SUBSIDIARY                N/A

ELLICOTT DRUG COMPANY                                    SUBSIDIARY                N/A

GRIFFIN CAPITAL                                          SUBSIDIARY                N/A

GRIFFIN GROUP                                            SUBSIDIARY                N/A

HAWK'S PERIMETER, INC.                                   SUBSIDIARY                N/A

HUMISTON-KEELING, INC.                                   SUBSIDIARY                N/A

JAMES W. DALY, INC.                                      SUBSIDIARY                N/A

LEADER DRUGSTORES, INC.                                  SUBSIDIARY                N/A

MANAGED PHARMACY BENEFITS, INC.                          SUBSIDIARY                N/A

MARMAC DISTRIBUTORS, INC.                                SUBSIDIARY                N/A

MEDICAL STRATEGIES, INC.                                 SUBSIDIARY                N/A


MEDICINE SHOPPE INTERNATIONAL, INC.                      SUBSIDIARY                N/A

MEDICINE SHOPPE INTERNET, INC.                           SUBSIDIARY                N/A

MEDIQUAL SYSTEMS, INC.                                   SUBSIDIARY                N/A

NAN-DAN CORP.                                            SUBSIDIARY                N/A

NATIONAL PHARMPAK SERVICES, INC.                         SUBSIDIARY                N/A

NATIONAL SPECIALTY SERVICES,  INC.                       SUBSIDIARY                N/A

NEXUS HEALTHCARE, INC.                                   SUBSIDIARY                N/A

OHIO VALLEY - CLARKSBURG,  INC.                          SUBSIDIARY                N/A

PHARMACY OPERATIONS, INC.                                SUBSIDIARY                N/A

PHARMACY OPERATIONS OF NEW YORK, INC.                    SUBSIDIARY                N/A

PHARMACY SERVICE CORPORATION                             SUBSIDIARY                N/A

PHI HEALTHCARE MANAGEMENT, INC.                          SUBSIDIARY                N/A

PHILLIPI HOLDINGS, INC. (NO  EMPLOYEES)                  SUBSIDIARY                N/A

PRN SERVICES, INC.                                       SUBSIDIARY                N/A

PROFESSIONAL RX SYSTEMS, INC.                            SUBSIDIARY                N/A

PYXIS CORPORATION                                        SUBSIDIARY                N/A

PYXIS HEALTHCARE SYSTEMS, INC.                           SUBSIDIARY                N/A

RENLAR SYSTEMS, INC.                                     SUBSIDIARY                N/A

SERVICE PHARMACY, INC. (NO  EMPLOYEES)                   SUBSIDIARY                N/A

SOLOMONS COMPANY                                         SUBSIDIARY                N/A

WHITMIRE DISTRIBUTION CORPORATION                        SUBSIDIARY                N/A

WILLIAMS DRUGS DISTRIBUTORS, INC.                        SUBSIDIARY                N/A


(If more space is needed, provide an attachment with the names and relationship of additional affiliated entities.)

[X] 2. SERVICE CREDITING: Service with the following affiliated entities will be credited for the purposes identified below: (Complete only if service credit for eligibility to participate or eligibility for allocation of contributions is to be given for purposes of the Plan.)

         Name of each affiliated entity                       Effective date of Service Credit

         CARDINAL HEALTH, INC. AND ANY OF ITS                           N/A
         ------------------------------------------------     --------------------------------
         AFFILIATED ENTITIES.
         ------------------------------------------------     --------------------------------

         ------------------------------------------------     --------------------------------

                  Service will be credited for purposes of:

                  [X] a.   Eligibility to participate.

                  [X] b.   Eligibility for allocation of contributions.

                  [X] c.   Vesting.

                  IV. COMPENSATION: Compensation (also known as "Base Pay") for Employees means the total amount actually paid to a Participant by the Employer for services rendered to the Employer during:

                  [X]      The Plan Year.

                  [ ] A consecutive 12-month period ending with or within the Plan Year. The day and month this period begins is ________________________. For employees whose date of hire is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year.

and defined as: (Select one.)

[ ] A.   Section 415 Safe Harbor Compensation, as defined in the Plan, and

         [ ] 1.      Excluding reimbursements and other expense allowances;

         [ ] 2.      Excluding cash and noncash fringe benefits;

         [ ] 3.      Excluding moving expenses;

         [ ] 4.      Excluding deferred compensation;

         [ ] 5.      Excluding welfare benefits.

[ ] B.   Withholding Safe Harbor Compensation, and

         [ ] 1.      Excluding reimbursements and other expense allowances;

         [ ] 2.      Excluding cash and noncash fringe benefits;

         [ ] 3.      Excluding moving expenses;

         [ ] 4.      Excluding deferred compensation;

         [ ] 5.      Excluding welfare benefits.

[ ] C.   W-2 Safe Harbor Compensation, and

         [ ] 1.      Excluding reimbursements and other expense allowances;

         [ ] 2.      Excluding cash and noncash fringe benefits;

         [ ] 3.      Excluding moving expenses;

         [ ] 4.      Excluding deferred compensation;

         [ ] 5.      Excluding welfare benefits.

[ ] D.   Social Security Compensation, and

         [ ] 1.      Excluding reimbursements and other expense allowances;

         [ ] 2.      Excluding cash and noncash fringe benefits;

         [ ] 3.      Excluding moving expenses;

         [ ] 4.      Excluding deferred compensation;

         [ ] 5.      Excluding welfare benefits.

[ ] E. Unless specifically excluded below, a Participant's total base salary, overtime pay, bonuses, commissions, fees for professional services, and all other remuneration paid as wages, but excluding: (Select any, all or, none:)

         [ ]      Overtime pay;

         [ ]      Bonuses;

         [ ]      Commissions;

         [ ]      Reimbursements and other allowances;

         [ ]      Cash and noncash fringe benefits

         [ ]      Moving expenses;

         [ ]      Deferred compensation;

         [ ]      Welfare benefits;

         [ ] Amounts paid to an Employee by the Employer as remuneration for services performed by the Employee during the period the Employee was not eligible to participate in the Plan.

[X] F.   Other: Compensation (also known as "Base Pay") means:

         1) With respect to Employees who are compensated based upon sales commissions and with greater than 25% of pay at risk, Compensation includes 75% of the Employee's regular pay, draw and commissions for the Plan Year, but excludes shift differentials, exception pay, Management Incentive Compensation Plan ("MICP"), lump sum merit pay, expenses, performance pay and any other payments.

         2) With respect to Employees who are not compensated based upon sales commission, or who are paid commissions but with less than 25% of pay at risk, Compensation includes regular pay, back pay, vacation pay, holiday pay, sick pay, funeral pay, jury pay, military pay and other paid absences, but excludes overtime, short-term disability, shift differential, exception pay, MICP, lump sum merit pay, performance pay and any other payments.

         (If a definition in Item E is selected, it will not be treated as another safe-harbor definition of compensation by the Secretary of Treasury and it must meet the nondiscrimination test provided in ss.1.414(s)-1T(d)(2) of the Income Tax Regulations.)

         NOTE: If Items A, B, or C above are elected as the safe harbor definition of Compensation, and if at least one but fewer than all of the five exclusions to the definition also are elected, the definition of Compensation may have to meet the nondiscrimination test provided in ss. 1.414(s)-1T(d)(2) of the Income Tax Regulations.

         NOTE: If the Employer is a partnership or a self-employed individual, Compensation for the partner or self-employed Participant will mean the Participant's Earned Income for the calendar year. If the partnership or sole proprietorship elects any of the exclusions under items A, B, or C above, or elects to include any of the deferrals set forth below, then the rules of ss. 1.414(s)-1T(e) of the Income Tax Regulations shall apply.

         If elected below, the Compensation selected above will include contributions made on behalf of the Participant by the Employer that are not currently includible in the Participant's gross income by reason of the application of: (Select all, some or none.)

         [ ]               Code Section 125 (cafeteria Plan);
         [ ]               Code Section 402(a)(8) (salary reductions);
         [ ]               Code Section 402(h)(1)(B) (SEP salary reductions);
         [ ]               Code Section 403(b) (tax-sheltered annuity Plan).

         NOTE: If the Employer offers employees the opportunity to make deferrals under more than one of the foregoing Code Sections but elects to include at least one but fewer than all of the deferrals in the safe harbor definition of Compensation, then the definition of Compensation must meet the nondiscrimination test of ss. 1.414(s)-1T(d)(2) of the Income Tax Regulations.

         In addition to any other limitations on Compensation under the Code, Compensation, as defined above, taken into account under this Plan, will be limited to the first $_________ of each Participant's Compensation (not to exceed any other Compensation limits. Select the maximum amount of Compensation to be taken into Account or enter "NA" if Compensation is not limited.)

         If the above selection of a definition of Compensation changes the definition of Compensation used in the Plan because of the changes required by the Tax Reform Act of 1986, the above definition of Compensation will be effective ________. (Select the first day of the 1989, 1990, or 1991 Plan Year; however, the date may not be later than the first day of the first Plan Year following the Plan Year in which the Agreement is executed. If no date is selected, the effective date for the above definition of Compensation will be deemed to be the first day of the Plan Year beginning in 1989.)

                  For purposes of the nondiscrimination tests under Code Sections 401(k) and 401(m), as is permitted under ss.ss. 1.401(k)-1(g)(2) and 1.401(m)-1(d)(2) of the Income Tax Regulations, Compensation includes amounts earned (check one):

         [ ] only in the portion of the relevant year in which an individual was eligible to participate.

         [X] in the entire year, regardless of whether an individual was eligible to participate for the entire year.

                  V. EMPLOYER CONTRIBUTIONS: (Select one or more.)

[X] A. DISCRETIONARY: The Employer's contribution for each Plan Year or other applicable Contribution Allocation Computation Period will be the amount that the Employer determines in its discretion (Variable Performance Contributions).

[X] B. FORMULA: The Employer's contribution for each Plan Year or other applicable Contribution Allocation Computation Period will be the amount determined under the following formula: FIXED CONTRIBUTIONS SHALL BE MADE TO EACH ELIGIBLE EMPLOYEE IN AN AMOUNT EQUAL TO 3% OF EACH ELIGIBLE PARTICIPANT'S COMPENSATION (ALSO KNOWN AS "BASE PAY"), but subject to increase or decrease for any Plan Year as determined by the Employer. Transition Contributions - See Appendix I.

[X] C.   Profit Sharing Contribution Allocation Computation Period (Select one.)

         [X] 1.   Plan Year (Variable Performance Contributions).

         [X] 2.   Calendar Year (Fixed Contributions and Transition
                  Contributions).

         [ ] 3.   Employer's Taxable Year.

         [ ] 4.   Other:
                        -------------------------------------------------------

[X] D.   MATCHING PLAN:

         [ ] 1. Matching Formula: The Employer will make [ ] Qualified Matching Contributions [ ] Non-qualified Matching Contributions on behalf of Participants who make: (Select one or both.)

                  [ ] a.  Elective Deferrals to the Plan.

                  [ ] b.  Participant Contributions to the Plan.

         The Employer's contribution for each Plan Year will be:

                  [ ] c. ___% of Participant Elective Deferrals of up to ___% of Compensation.
                  [ ] d.  ___% of the first $        of Participant Elective
                          Deferrals.
                  [ ] e.  ___% of Participant Contributions of up to    % of
                          Compensation; or
                  [ ] f.  ___% of the first $        of Participant
                          Contributions.

                  [ ] g. Other Formula: (use for a multi-tiered formula, e.g. 100% of Participant Elective Deferrals up to 2% of Compensation and 50% of Participant Elective Deferrals in excess of 2% of Compensation, up to 4% of Compensation.)

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

         [X] 2. Discretionary Matching Contribution: The Employer's matching contribution for each Plan Year or other applicable Contribution Allocation Period will be the percentage the Employer determines in its discretion and will be made on behalf of Participants who make: (Select one or both)

                  [X] a.  Elective Deferrals to the Plan: (Select one.)

                          [X]       for any period during the Plan Year.

                          [ ]       for the entire period in which the
                                    Participant is eligible to make Elective
                                    Deferrals to the Plan during the Plan Year.

                          [ ]       for the period described as follows:

                                    -------------------------------------------

                          The Employer will not contribute discretionary matching contributions on Elective Deferrals in excess of % or $ of Compensation.

                  [ ] b. Participant Contributions to the Plan. The Employer will not contribute discretionary matching contributions on Participant Contributions in excess of _____% or $_______ of Compensation.

         [X] 3. Matching Contribution Allocation Computation Period (Select one):

                  [X] a.  Plan Year.

                  [ ] b.  Calendar Year.

                  [ ] c.  Employer's Taxable Year.

                  [ ] d.  Other:
                                -----------------------------------------------

[X] E.   NET PROFIT OPTION: Employer Contributions for the Plan Year

                  [ ]     will be
                  [X]     will not be (Fixed Contributions, Matching
                          Contributions, Transition Contributions and Variable
                          Performance Contributions)

limited to the Employer's net profits.  Net profits means the Employer's

         [ ]         current earnings and profits
         [ ]         current and accumulated earnings and profits
         [ ]         receipts minus expenses
         [ ]         taxable income
         [ ]         not applicable
as determined by the Employer on the basis of generally accepted accounting principles.

[ ] F. FROZEN PLAN: The Plan was frozen by the Employer effective . As of such date, no additional Employees may become Participants and no additional contributions will be made to the Plan.

                  VI. ALLOCATION OF EMPLOYER CONTRIBUTIONS: (Select one.)

[X] A. NONINTEGRATED PLAN: Employer discretionary or formula contributions will be allocated on the basis of Compensation as follows:

         [X] 1. In the ratio that each Participant's Compensation bears to the aggregate Compensation for all Participants (Fixed Contributions, Transition Contributions and Variable Performance Contributions).

         [ ] 2.   Other:

[ ] B. INTEGRATED PLAN: Subject to the overall permitted disparity limits, Employer discretionary or formula contributions will be allocated on the basis of Compensation as follows:

         [ ] 1. Taxable Wage Base Integration Level Option: The integration level is the taxable wage base in effect on the first day of the Plan Year.

                  ALLOCATION: The Employer contribution for each Plan Year will be allocated in an amount equal to "X"% of each eligible Participant's Compensation for the Plan Year plus an additional "X"% of Compensation in excess of the integration level for the Plan Year. The additional percentage allocated on Compensation in excess of the integration level may not exceed the lesser of (a) the percentage allocated on total Compensation, or (b) the greater of 5.7% or the portion of the OASDI percentage attributable to old age insurance premiums. "X" may be determined as follows:

                  (total Participant Compensation) X + (total excess Compensation) X = Employer contribution for such year

                  However, if "X" exceeds 5.7% in any Plan Year, allocations of Employer contributions as determined above only may be made with "X" equaling 5.7%. Amounts contributed in excess of the allocation based on "X" equaling 5.7% will be allocated in the ratio that each Participant's total Compensation bears to the aggregate Compensation for all Participants for such year.

         [ ] 2.   Other Integration Level Option:

                  [ ] a. Fixed Dollar. The integration level is $ (fixed dollar amount not to exceed the taxable wage base).

                  [ ] b. Percentage. The integration level is % (not to exceed 100%) of the taxable wage base.

                  [ ] c.   Other.

                           ----------------------------------------------------
                           (not to exceed the taxable wage base in effect for such year).

                  ALLOCATION: If the integration level elected above exceeds the greater of $10,000 or one-fifth of the taxable wage base in effect on the first day of the Plan Year, but does not exceed 80% of the taxable wage base in effect on the first day of the Plan Year, the Employer contribution for each Plan Year will be allocated as provided in Item VI.B.1. above except that the 5.7% figure will be replaced with 4.3% and the old age portion of the OASDI percentage will be reduced proportionately. If the integration level elected in Item VI.B.1. above is greater than 80% of the taxable wage base in effect on the first day of the Plan Year, the 5.7% figure in that paragraph will be replaced with 5.4% and the old age portion of the OASDI percentage will be reduced proportionately.

[X] C. MATCHING PLAN: Employer matching contributions for each Plan Year will be allocated in the same manner as the Employer matching contribution is determined, as provided in Item V.D. above.

                  VII. ELIGIBILITY FOR ALLOCATION OF CONTRIBUTIONS: In order to share in Employer contributions for the Plan Year, the following provisions will apply: (Select one, some, or none of the following.)

A.       EMPLOYMENT REQUIREMENTS.

[ ] 1. Complete Hours of Service during the Contribution Allocation Computation Period. (Cannot exceed 1,000 hours.) The foregoing election applies to the following types of Employer contributions (Select one or more):

         [ ]      Discretionary or Formula Contributions (Items V.A. and V.B.)

         [ ]      Matching Formula Contributions (Item V.D.1.)

         [ ]      Discretionary Matching Contributions (Item V.D.2.)

[X] 2. Be employed on the last day of the Contribution Allocation Computation Period. The foregoing election applies to the following types of Employer contributions (Select one or more):

         [X]      Discretionary or Formula Contributions (Items V.A. and V.B.)

         [ ]      Matching Formula Contributions (Item V.D.1.)

         [X]      Discretionary Matching Contributions (Item V.D.2.)

[ ] 3. Complete ________ Hours of Service during the Contribution Allocation Computation Period (Cannot exceed 1,000 hours), or be employed on the last day of the Contribution Allocation Contribution Period. The foregoing election applies to the following types of Employer contributions (Select one or more):

         [ ]      Discretionary or Formula Contributions (Items V.A. and V.B.)

         [ ]      Matching Formula Contributions (Item V.D.1.)

         [ ]      Discretionary Matching Contributions (Item V.D.2.)

[ ] 4. Be employed during any portion of the Contribution Allocation Computation Period regardless of the Hours of Service completed during such Contribution Allocation Computation Period. (Elapsed time election.) The foregoing election applies to the following types of Employer contributions (Select one or more):

         [ ]      Discretionary or Formula Contributions (Items V.A. and V.B.)

         [ ]      Matching Formula Contributions (Item V.D.1.)

         [ ]      Discretionary Matching Contributions (Item V.D.2.)

B. CONTRIBUTION ALLOCATION COMPUTATION PERIOD. (Must be completed if any of the requirements in Item A are elected.) If the Employer has elected an employment requirement in item A above in order for a Participant to be eligible for an allocation of contributions, then the Contribution Allocation Computation Period will be the: (choose one)

                  [X]     Plan Year (Variable Performance Contributions)
                  [X]     Calendar Year (Fixed Contributions and Transition
                          Contributions)
                  [ ]     Taxable Year of the Employer
                  [ ]     Other
                               ------------------------------------------------

ending with or within the Plan Year of the contribution.

C. RETIREMENT, DEATH, OR DISABILITY: A Participant will be entitled to share in Employer contributions for the Plan Year during which the Participant retires after attaining Normal Retirement Age, dies, or suffers Total Disability:
(Select either i or ii)

[X] i. regardless of the number of Hours of Service he or she completed during the Plan Year.

[ ]ii. only if he or she has completed or more Hours of Services during the Plan Year. (Cannot exceed 1,000 hours.)

                  VIII. CONTRIBUTION FOR FIRST YEAR OF PARTICIPATION: The Employer contribution for an Employee's first year of participation will be allocated on the basis of: (Select one.) (If Item B is selected, the integration level, if applicable, will be reduced proportionally for an Employee's first year of Plan Participation.)

[ ] A.   the Employee's Compensation for the entire Plan Year.

[X] B. the Employee's Compensation for that portion of the Plan Year during which he or she was a Plan Participant (Fixed Contributions, Variable Performance Contributions).

                  IX. TOP HEAVY MINIMUM BENEFIT: (Must be completed if the Employer maintains another qualified defined benefit or defined contribution plan in which any Participant in this Plan participates.) For any Plan Year for which this Plan is top heavy, the top heavy minimum benefit requirements of Code
Section 416 will be satisfied for every Participant of this Plan who is not a key Employee:

[ ] A.   under the Employer contribution provisions of this Plan.

[ ] B.   under the top heavy minimum benefit provisions of

         -----------------------------------------------------------------------

         (Name of plan maintained by the Employer under which the required top heavy minimum benefit will be provided.)

[ ] C. CODE SECTION 415(e) ADJUSTMENT. If an Employer maintained a qualified defined benefit plan covering any Participant in this Plan, then for any year in which the Plan is top-heavy, (choose either 1. or 2. if applicable:)

         [ ] 1. Plan sections 5.4[a] and [b] will apply to Key Employees for the Plan Year as if amended to substitute "1.0" for 1.25" in the denominators of both the defined benefit and defined contribution plan fractions.

         [ ] 2. The Employer will make the extra minimum contribution or accrual as elected in Items IX.A. or IX.B. above, and as set forth in section 14.4[b][1] of the Plan.

For purposes of establishing the present value of a Participant's accrued benefit in any defined benefit plan maintained or ever maintained by the Employer, any benefit will be discounted based on an interest rate of ___% and using the mortality table described as follows:______________________________
_____________________________________________________________________________

For purposes of computing the top heavy ratio, the valuation date will be____
_____________________________________________________________________________


                  X. ANNUAL ADDITIONS: (Must be completed if the Employer maintains or ever has maintained a defined benefit or defined contribution plan in which any Participant in this Plan is or was or could become a Participant. This section also must be completed if the Employer maintains a welfare benefit fund or an individual medical account under which amounts are treated as annual additions with respect to any Participant in this Plan.

A. If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan: (Select one.)

         [ ] 1. the provisions of Article 5 of the Plan will apply as if the other plan were a master or prototype plan.

         [ ] 2.   the annual additions to the plans will be reduced as follows:


          (If neither 1 nor 2 is selected and the Employer maintains or has maintained a defined contribution plan in which a Participant in this Plan participates, Item X.A.1. will be deemed to have been selected.)

B. If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer: ____________________________
         _____________________________________________________________________


         (If the Employer maintains or has maintained a defined benefit plan in which a Participant in this Plan participates and Item X.B. has not been completed, Item X.B. will be deemed to provide that the benefit accrued under the defined benefit plan of the Employer will be limited to the extent necessary to satisfy the requirements of Article 5 of the Plan.)

                  XI. PARTICIPANT CONTRIBUTIONS: (Choose all, some, or none of the options.)

A.       ELECTIVE DEFERRALS:

         [X] 1. PERIODIC DEFERRALS. Elective Deferrals will be made on a pre-tax basis by execution of salary reduction agreements. Each Participant may elect to make Elective Deferrals in even percentages of not less than 1 % of Compensation up to 20 % of Compensation or in even dollars of not less than $__________ and not more than $________ per ________
                  (select a period of time).

                  [ ] a. A Participant may change Elective Deferral contributions prospectively ____________(enter date(s) or period of time), but not more frequently than _____________ times per Plan Year, by filing with the Committee not later than days _______ before the effective date of the change written notice of his or her intent to change contributions. A Participant may suspend his Elective Deferrals ___________ (enter date(s) or period of time), by providing written notice of such suspension not later than ________ days before the effective date
                           of the suspension. A Participant may resume Elective Deferral Contributions prospectively ________ (enter date(s) or period of time), by filing with the Committee not later than ________________ days before the effective date of the proposed
                           resumption, written notice of the Participant's
                           intent to resume contributions.      Elective
                           Deferrals will be authorized by each Participant executing a prospective salary reduction agreement on the form provided by and filed with the Committee. Participant elections will be effective as soon as is administratively practicable.

                  [X] b. A Participant may change, suspend, or resume Elective Deferral contributions pursuant to nondiscriminatory rules or procedures established or modified by the Committee from time to time.

          [ ] 2. NON-PERIODIC DEFERRALS. If elected here ________, the Participant may make Elective Deferrals of non-periodic Compensation, such as bonuses, or non-periodic Elective Deferrals of Compensation, subject to the limitations on such elections as specified in the Plan. These Elective Deferrals will be authorized by a Participant by executing a prospective salary reduction agreement on the form provided by and filed with the Committee.

[ ] B. NONDEDUCTIBLE VOLUNTARY EMPLOYEE CONTRIBUTIONS: Each Participant may make such contributions to the Plan of up to ten percent (10%) of the Participant's Compensation for all years of participation. (This Item B must be elected if the Employer will allow the recharacterization of pre-tax contributions as after-tax contribution under section 4.5[i] of the Plan).

[X] C. ROLLOVER CONTRIBUTIONS: Participants will be permitted to make rollover contributions.

[ ] D. TRANSFER CONTRIBUTIONS: Participants will be permitted to transfer assets directly to the Plan from other qualified Plans.

                  XII.     VESTING:

A. SERVICE CREDITING METHOD FOR VESTING PURPOSES: For purposes of vesting, service will be credited by: (Check one.)

         [ ] 1.   Counting Hours of Service.

         [X] 2.   The Elapsed Time Method.

B. NUMBER OF HOURS OF SERVICE FOR A YEAR OF SERVICE: For purposes of determining the vested percentage of a Participant's Account if the Counting Hours of Service method of crediting service in Item XII.A. is elected, a Year of Service will be a Vesting Computation Period in which the Participant completes ____________ Hours of Service. (Cannot exceed 1,000 hours.)

C. VESTING COMPUTATION PERIOD: The Vesting Computation Period will commence on: (select one)

                 [ ]  a.  The first day of the Plan Year.

                 [ ]  b.  January 1.

                 [X]  c.  The Employee's Employment Commencement Date or
                          Reemployment Commencement Date. (must be elected if the elapsed time method of crediting service is elected.)

D. VESTING SCHEDULE: (Select one.) If the Plan is top heavy elect either 1 or 2(a) or 2(c). If the Plan is not top heavy any one of the vesting options may be elected. If 2(e) is elected it must be as favorable year-by-year as 2(a) or 2(c) if the Plan is top heavy or as 2(b) or 2(d), if the Plan is not top heavy.

         [ ] 1. 100% Immediate Vesting: Each Participant will be fully vested upon becoming a Plan Participant.

         [X] 2.   Graduated Vesting:


              Year of                (a)              (b)               (c)              (d)
               (e)
              Vesting               3-Year           5-Year            6-Year           7-Year
              Service               Vesting          Vesting           Vesting          Vesting     Other
              -------               -------          -------           -------         ---------   ------
              Less than 1             0%               0%                0%               0%         ___
                  1                   0%               0%                0%               0%         ___
                  2                   0%               0%               20%               0%         ___
                  3                 100%               0%               40%              20%         ___
                  4                                    0%               60%              40%         ___
                  5                                  100%               80%              60%         ___
                  6                                                    100%              80%         ___
                  7                                                                     100%         100%

E.       APPLICATION OF VESTING SCHEDULES:  (Select one.)

         [X] 1. The vesting schedule elected in Item D above will apply to all Participants.

          [ ] 2. The vesting schedule elected in Item D above will apply to Participants who become Participants on or after ____________________. Participants who became Participants prior to the date in the preceding sentence will become vested in accordance with the following vesting schedule (must be as favorable year-by-year as Item D.2(b) or D.2(d) above):

                           Years of
                           Vesting                    Vested
                           Service                   Percentage
                           -------                   ----------

                           Less than 1                    ___%
                                1                         ___%
                                2                         ___%
                                3                         ___%
                                4                         ___%
                                5                         ___%
                                6                         ___%
                                7                         ___%

F. TOP HEAVY VESTING SCHEDULE: (Must be completed unless vesting schedule option 1, or 2(a) or 2(c) already was elected in Item D above.) For any Plan Year for which the Plan is top heavy, vesting schedule ____________ (specify 1 or 2(a) or 2(c)) in Item D will apply automatically. If the vesting schedule shifts in or out of the top heavy vesting schedule for any Plan Year, the shift is treated as an amendment to the vesting schedule and the election in section 6.4 of the Plan will apply.

G.       FORFEITURES:
         ------------

          [X]     1.       Forfeitures, including forfeitures of excess
                           aggregate contributions, if any, will be applied to reduce Employer contributions.

          [ ]     2.       Forfeitures, including forfeitures of excess
                           aggregate contributions, if any, will be allocated to Participants as additional Employer contributions.

          [ ]     3.       Forfeitures, including forfeitures of excess
                           aggregate contributions, if any, will be allocated to Participants in the ratio that the Participant's
                           Compensation bears to the Compensation of all Participants.

          [ ]     4.       Forfeitures, including forfeitures of excess
                           aggregate contributions, if any, will be allocated as follows:

         Forfeiture Allocation Elections: (Select all, some, or none.)

                           [ ]      a.       Under Item 1, 2, 3, or 4, above, a
                                             Participant will not share in the
                                             allocation of forfeitures of his or
                                             her own Account.

                            [ ]     b.       Under Item 2, 3, or 4, above, a
                                             Participant will share in
                                             forfeitures only if the Participant
                                             has completed ________________ or
                                             more Hours of Service during the
                                             Plan Year in which the forfeiture
                                             occurs. (Cannot exceed 1,000
                                             hours.)

                            [X]     c.       Under Item 2, 3, or 4, above, a
                                             Participant will share in
                                             forfeitures only if the Participant
                                             is employed on the last day of the
                                             Plan Year.

                             NOTE: If Item 2, 3, or 4, above is elected and the forfeitures are not allocated in the same manner as the Employer contributions are allocated, the allocation of forfeitures must be tested for nondiscrimination separately from the allocation of Employer contributions, as provided in the regulations under Code Section 401(a)(4).

H.       FULL VESTING ON DEATH OR TOTAL DISABILITY. (Select one, both, or none.)

         [X]      1.       A Participant will be fully vested in his or her
                           Account in the event the Participant dies while in the employ of the Employer.

         [X]      2.       A Participant will be fully vested in his or her
                           Account in the event the Participant incurs Total
                           Disability (as defined below) while in the employ of the Employer.

I. DEFINITION OF TOTAL DISABILITY. (Select one of the following two definitions of Total Disability.)


         [ ]      1.       OCCUPATIONAL DISABILITY: Total Disability means a
                           disability that permanently renders a Participant unable to perform satisfactorily the usual duties of the Participant's employment with the Employer, as determined by a physician selected by the Committee.

         [X]      2.       SOCIAL SECURITY DISABILITY: Total Disability means
                           the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or has lasted or can be expected to last for an indefinite period, as determined by a physician selected by the Committee. A Participant will be deemed disabled if he or she qualifies for Social Security disability benefits.

          [ ]     3.       Not applicable.


J. VESTING YEARS OF SERVICE: All of a Participant's Years of Service with the Employer are counted to determine the vested percentage of the Participant's Account attributable to Employer contributions except that the following Years of Service will NOT be counted for vesting purposes: (Select all, some, --- or none of the following.)

          [ ]     1.       Years of Service before the Participant attains age
                           18.

          [ ]     2.       Years of Service before the Employer maintained this
                           Plan or a predecessor Plan.

          [ ]     3.       Years of Service before the effective date of ERISA
                           if such service would have been disregarded under the Break in Service rules of the prior Plan in effect from time to time before such date. For this purpose, Break in Service rules are rules that result in the loss of prior vesting or benefit accruals or that deny an Employee eligibility to participate by reason of separation from service or failure to complete a required period of service within a specified period of time.

K. RULE OF PARITY: In the case of an Employee who has no vested interest in any Employer contribution upon his or her reemployment after a Break in Service, Years of Service before the Break in Service: (Select one or none of the options.)

         [ ]      1.       will be counted for purposes of determining the
                           Participant's vested percentage.

         [ ]      2.       will be counted for purposes of determining the
                           Participant's vested percentage only if the aggregate number of consecutive one year breaks in service does not exceed the greater of five or the number of Years of Service before the Break in Service.

                           XIII. VALUATION DATE FOR THE TRUST FUND: The valuation date or dates for determining the value of the Trust Fund will be:

[X]      A.       The last day of the Plan Year, and any other periodic or
                  interim date at the discretion of the Committee.

[ ]      B.       The last day of the calendar year, and any other periodic or interim date at the discretion of the Committee.

[ ]      C.       ____________________________________________________________
                  ____________________________________________________________
                  (must not be less frequent than annually).

                           XIV. RETIREMENT:

A.       NORMAL RETIREMENT AGE:  (Select one.)

          [X]     1.       Age 65 (not later than age 65).

          [ ]     2.       The Normal Retirement Age is the later of the date
                           the Participant attains age __________ (not later than age 65) or the ____ (not greater than fifth) anniversary of the first date of the first Plan Year in which the Participant commenced participation in the Plan.

B.       EARLY RETIREMENT AGE: (Select one.)

          [ ]     1.       Early retirement age is the later of age ___ or the
                           Participant's age when he has completed ______ Years of Service.

          [X]     2.       Early retirement is not offered under the Plan.

                           XV. FORMS OF DISTRIBUTION:

A.       LUMP SUM DISTRIBUTIONS:

          [X]     1.       MANDATORY CASH-OUTS. If the vested Account of a
                           Participant does not exceed $3,500 BEFORE JANUARY 1,
                           1998 AND $5,000 AFTER DECEMBER 31, 1997 (not to exceed $3,500) upon the Participant's termination of employment (and did not exceed that amount at the time of any prior distribution), the total vested
                           Account balance will be distributed in a lump sum within an administratively reasonable period of time after: (Select all, some, or none.)

                   [X]     a.      the Participant's termination of employment.

                   [ ]     b.       the last day of the Plan Year in which the
                                    Participant's termination of employment
                                    occurs.

                   [ ]     c.       the valuation date next following the
                                    Participant's termination of employment.

                   [ ]     d.       the Participant attains Normal Retirement
                                    Age (or early retirement age, if any) under the Plan.

                   [X]     e.      the Participant suffers Total Disability.

                   [X]     f.      the death of the Participant.

                   [ ]     g.       the last day of the Plan Year in which the
                                    Participant incurs a -year Break in Service, if the Participant's employment terminated other than by death, Total Disability, or after attainment of Normal Retirement age
                                    (or early retirement age, if any) under the Plan.

                   [ ]     h.     ---------------------------------------------
                                  ---------------------------------------------
                              (This election may be used only to select a date or criteria necessary to preserve an optional form of benefit under Code Section 411(d)(6). Choose some other objective date or criteria that precludes the Plan Administrator's or Employer's exercise of discretion as prohibited under Section1.411(d)-4 of the Income Tax Regulations).

         [X]      2.       CASH-OUTS SUBJECT TO THE CONSENT REQUIREMENTS OF
                           SECTION 9.2 OF THE PLAN. If the vested Account of a
                           Participant exceeds $3,500 BEFORE JANUARY 1, 1998 AND
                           $5,000 AFTER DECEMBER 31, 1997 (not to exceed $3,500) at the time of the Participant's termination of employment (and did not exceed that amount at the time of any prior distribution), the total vested
                           Account balance will be distributed in a lump sum as follows:

                           a. TIME OF DISTRIBUTION. The total vested Account balance of a Participant will be distributed in a lump sum within an administratively reasonable period of time after: (Select all, some, or none)

                                    [X]   i.     the Participant's termination
                                                  of employment.

                                    [ ]  ii.       the last day of the Plan Year
                                                  in which the Participant's
                                                  termination of employment
                                                  occurs.

                                    [ ]  iii.      the valuation date next
                                                  following the Participant's
                                                  termination of employment.

                                   [X]   iv.      the Participant attains Normal
                                                  Retirement Age (or early
                                                  retirement age, if any) under
                                                  the Plan.

                                   [ ]   v.       the last day of the Plan Year
                                                  in which the Participant's
                                                  termination of employment
                                                  occurs or after the last day
                                                  of any subsequent Plan Year,
                                                  as elected by the Participant.

                                   [ ]  vi.       the valuation date next
                                                  following the Participant's
                                                  termination of employment or
                                                  after any subsequent valuation
                                                  date, as elected by the
                                                  Participant.

                                   [ ]  vii.      the last day of the Plan Year
                                                  years after the Participant's
                                                  termination of employment.

                                   [X]  viii.     the death of the Participant.

                                   [ ]  ix.       the last day of the Plan Year
                                                  in which the Participant's
                                                  death occurs.

                                   [X]  x.        the Participant suffers Total
                                                  Disability.

                                   [ ]  xi.       the last day of the Plan Year
                                                  in which the Participant
                                                  incurs a ____-year Break in
                                                  Service, if the Participant's
                                                  employment is terminated other
                                                  than by death, Total
                                                  Disability, or after
                                                  attainment of Normal
                                                  Retirement Age (or early
                                                  retirement age, if any) under
                                                  the Plan.

                                    [ ] xii.      (This election may be used
                                                  only to select a date or
                                                  criteria necessary to preserve
                                                  an optional form of benefit
                                                  under Code Section 411(d)(6).
                                                  Choose some other objective
                                                  date or criteria that
                                                  precludes the Plan
                                                  Administrator's or Employer's
                                                  exercise of discretion as
                                                  prohibited under
                                                  Section1.411(d)-4 of the
                                                  Income Tax Regulations).

                           b. ELIGIBILITY FOR LUMP SUM DISTRIBUTIONS. (Optional) Participants who meet the following requirements will be eligible for lump sum distributions under this provision:
                                    (Select all, some, or none).

                                    [ ] i.        having a Vested Account
                                                  balance not in excess of
                                                  $_______ (insert dollar
                                                  amount).

                                    [ ] ii.       having earned at least _____
                                                  Years of Service for vesting
                                                  purposes.

                                    [ ] iii.      having attained Normal
                                                  Retirement Age (or early
                                                  retirement age, if any)

                                    [ ] iv.       having attained age _____.

B. OTHER DISTRIBUTIONS: The following additional forms of distribution are available except to the extent a Participant's Account must be distributed in accordance with Item A.1. or A.2. above: (Select one, some, or none of the options.)

         [ ]      1.       The total vested Account balance will be distributed
                           in Installment Payments to be made: (Select at least one.)

                           [ ]  a.       annually.

                           [ ]  b.       semiannually.

                           [ ]  c.       quarterly.

                           [ ]  d.       monthly.

         over a period:  (Select one.)

                           [ ]  e.      of ____ years (insert number of
                                        years.)

                           [ ]  f.      of  years  of up to  _____________,  as
                                        may be designated by the Participant or his Beneficiary.

                           [ ]  g.      of years as designated by the
                                        Participant or his Beneficiary, not
                                        exceeding the life expectancy of
                                        the Participant or of the
                                        Participant and his Beneficiary.

         beginning within an administratively reasonable time after:

                           [ ]  h.       the Participant's termination of
                                         employment.

                           [ ]  i.       the last day of the Plan Year in
                                         which the Participant's termination
                                         of employment occurs.

                           [ ]  j.       the valuation date next following the
                                         Participant's termination of
                                         employment.

                           [ ]  k.       the Participant attains Normal
                                         Retirement Age (or early retirement
                                         age, if any) under the Plan.

                           [ ]  l.       the last day of the Plan Year in
                                         which the Participant's termination
                                         of employment occurs or after the
                                         last day of any subsequent Plan
                                         Year, as elected by the
                                         Participant.

                           [ ]  m.       the valuation date next following
                                         the Participants termination of
                                         employment or after any subsequent
                                         valuation date, as elected by the
                                         Participant.

                           [ ]  n.       the last day of the Plan Year
                                         __________ years after the
                                         Participant's termination of
                                         employment.

                           [ ]  o.       the death of the Participant.

                           [ ]  p.       the last day of the Plan Year in
                                         which the Participant's death
                                         occurs.

                           [ ]  q.       the Participant suffers Total
                                         Disability.

                           [ ]  r.       the last day of the Plan Year in
                                         which the Participant incurs a
                                         ___-year Break-in-Service, if the
                                         Participant's employment is
                                         terminated other than by death,
                                         Total Disability, or after
                                         attainment of Normal Retirement Age
                                             (or early retirement age, if any)
                                             under the Plan.

                           [ ]  s.      _______________________________________
                                        _______________________________________
                                        (This election may be used only to
                                        select a date or objective criteria
                                        necessary to preserve an optional from
                                        of benefit under Code Section 411(d)(6).
                                        Choose some other objective date or
                                        criteria that precludes the Plan
                                        Administrator's or Employer's exercise
                                        of discretion as prohibited under
                                        Section1.411(d)-4 of the Income Tax
                                        Regulations).

         [ ]      2.       the form of a Joint and Survivor Annuity. NOTE: If
                           this Item 2 is elected, the entire Plan will be subject to the joint and survivor annuity and preretirement survivor annuity provisions of the Plan. If this Item 2 is elected, the survivor annuity percentage for the joint and survivor annuity will be __% (not less than 50% nor more than 100%) and the preretirement survivor annuity will be provided with __ % of the Participant's Account at his or her death
                           (not less than 50% nor more than 100%).

          [ ]     3.       any form of payment satisfying the distribution
                           requirements of Code Section 401(a)(9) and the regulations thereunder.

          [ ]     4.       ____________________________________________________

                           ____________________________________________________
                           (This election may be used only to select a date or objective criteria necessary to preserve an optional form of benefit under Code Section 411(d)(6). Select a form of benefit payment that precludes the Plan Administrator's or Employer's exercise of discretion as prohibited under Section1.411(d)-4 of the Income Tax Regulations.)

                  NOTE: If more than one distribution option is elected above, the Participant must be provided with the election to choose the distribution form in which he or she will receive Plan benefits unless objective conditions are provided that must be met in order to receive distribution in a particular form of benefit. If objective conditions that a Participant must satisfy in order to receive a particular form of benefit distribution are provided, check here ______ and attach a Schedule A clearly stating the objective conditions adopted.

C.       QDRO DISTRIBUTIONS:

          [X] 1. The Plan will make payments to an alternate payee pursuant to a Qualified Domestic Relations Order as stated in the order, regardless of whether the Participant's Account otherwise is distributable.

          [ ] 2. The Plan will not make payments to an alternate payee pursuant to a Qualified Domestic Relations Order as stated in such order until the earlier of the date the Participant separates from service or the date the Participant attains the earliest retirement age, as defined in Code Section 414(p).

      D. JOINT AND SURVIVOR ANNUITY. If the Plan is subject to the joint and survivor annuity requirements, then in order to be considered to be married so as to require that distributions commencing before a Participant's death (unless waived) be made in the form of an immediate joint and survivor annuity, the Participant (Select one):

                                [ ]  must
                                [ ]  need not

         have been married throughout the one year period ending on the Participant's annuity starting date.

     E. PRERETIREMENT SURVIVOR ANNUITY. If the Plan is subject to the preretirement survivor annuity requirements, then in order to be considered to be married so as to require that distributions commencing after the Participant's death (unless waived) be made in the form of a preretirement survivor annuity, the Participant (Select one:)

                                [ ]  must
                                [ ]  need not

         have been married throughout the one year period ending on the date of the Participant's death.

     F. IN-SERVICE WITHDRAWALS: Withdrawals while a Participant still is employed with the Employer may be made in the following circumstances:
         (Select some, all or none.)

          [ ] 1. A Participant may withdraw any portion of his or her vested Employer contributions and the earnings and changes in fair market value of such contributions to the extent such amounts have been held in the Trust Fund for at least two years and to the extent such contributions are not treated as elective deferrals, qualified non-elective contributions, or qualified matching contributions for purposes of the Code
                  Section 401(k) actual deferral percentage tests.

          [ ] 2. A Participant who has participated in the Plan for at least sixty (60) months may withdraw any portion of his or her vested Employer contributions and the earnings and changes in fair market value of such contributions to the extent such contributions are not treated as elective deferrals, qualified non-elective contributions, or qualified matching contributions for purposes of the Code Section 401(k) actual deferral percentage tests.

          [X] 3. A Participant who has attained age 59-1/2 may withdraw any portion of the Participant's total vested Account balance.

          [ ] 4.  A Participant may withdraw any portion of his or her vested Employer contributions and the earnings and changes in fair market value of such contributions, to the extent such amounts are not treated as elective deferrals, qualified non-elective contributions, or qualified matching contributions for purposes of the Code Section 401(k) actual deferral percentage tests, upon a hardship of the Participant. "Hardship" of a Participant is defined as
                  _________________________________________________________
                  (Specify clear, objective criteria for determining a Participant's hardship. Such criteria may not permit employer discretion, as provided in the Income Tax Regulations under Code Section 411(d)(6).)

          [ ] 5. A Participant who has made deductible Participant voluntary contributions to the Trust Fund may withdraw any portion of the Participant's deductible Participant voluntary contributions and the earnings and changes in fair market value of such contributions.

          [ ] 6. A Participant who has made nondeductible Participant voluntary contributions to the Trust Fund may withdraw any portion of the Participant's nondeductible Participant voluntary contributions and the earnings and changes in fair market value of such contributions.

          [X] 7. If Participant elective deferrals are elected in this Adoption Agreement or if the Plan contains any previously made elective deferrals, upon an immediate and heavy financial need, as defined in the Plan, a Participant may withdraw:

                   [ ]  a. his or her elective deferrals, excluding any earnings on such elective deferrals accrued on or after January 1, 1989.

                   [X]  b. his or her elective deferrals excluding any earnings thereon.

          [ ] 8. If Participant elective deferrals are elected in this Adoption Agreement or if the Plan contains any previously made elective deferrals, a Participant may withdraw his or her elective deferrals, including any earnings on such elective deferrals, upon attainment of age 59-1/2.

          [X]  9. Other: A Participant may also withdraw Rollover Contributions,
                  -------------------------------------------------------------
                  if any, at any time.
                  -------------------------------------------------------------

G. MINIMUM REQUIRED DISTRIBUTIONS: For purposes of determining the minimum required distribution that must be made on behalf of a Participant under Code Section 401(a)(9):

          [ ] 1. A Participant MAY NOT elect to have his or her life expectancy recalculated annually.

          [ ] 2. A Participant MAY elect to have his or her life expectancy recalculated annually.


                  XVI.     INVESTMENT DIRECTION:  Plan assets will be invested
                            as follows:

(Select one or more.)

 [ ]  A. At the discretion of the Trustee.

 [ ] B. At the direction of ________________________ (Plan Administrator or other named Fiduciary).

 [X] C. At the direction of each Participant, or, if the Participant does not so designate, by the Trustee. The Participant: (Select one or more.)

          [ ]  1. may elect to have stated percentages of the Participant's
                  Account invested in investment categories provided by the Trustee (at the direction or with the consent of the Committee) from time to time.

          [X] 2. may direct the investment of the Participant's Account in investments at his or her discretion, subject to any provisions of the Plan governing permissible investments.

          [ ]  3.      Other _______________________________________________.


                  XVII.    PARTICIPANT LOANS:  (Select one.)

[X]   A.  Loans to Participants will be permitted.

          [X]     1.       Participant loans will be considered a directed
                           investment of the Participant and any such loans will be allocated directly to the Account of the Participant-Borrower.

          [ ]     2.       Participant loans will be considered an investment of
                           the Trust Fund and will be allocated along with general Trust assets.

[ ]   B. Loans to Participants will not be permitted.

[ ]   C. Loans to Participants will not be permitted after ____________. (Use only if Participant loans were permitted previously under the Plan and are to be discontinued as of a certain date.)

                  XVIII.     INSURANCE:  (Select one.)

[ ]   A. If an insurance contract is purchased on the life of one Participant, any Participant may request that insurance be purchased on his or her behalf.

[X]   B. Purchase of insurance contracts is not permitted.

                  XIX.     GRANDFATHER PROVISIONS:
                           ----------------------

[ ]   A. The rights and features described in _______________________
         (specify items to be grandfathered) of this Adoption Agreement are available for benefits accrued under the Plan on _________________ (specify date on which right or feature is to be discontinued with respect to future accrued benefits) but not for benefits accrued under the Plan subsequent to such date.

[X]   B. The following rights and features are available for benefits accrued under the Plan on JANUARY 1, 2001 (specify date on which right or feature is to be discontinued with respect to further accrued benefit) but not for benefits accrued under the Plan subsequent to such date. QUALIFIED JOINT AND SURVIVOR ANNUITY, QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY, LIFE ANNUITY AND INSTALLMENT PAYMENTS. (attach separate sheets if necessary).

                  XX. QUALIFICATION: Failure to complete this Adoption Agreement properly may result in the disqualification of the Employer's Plan. This Adoption Agreement may be used only in conjunction with the Baker & Hostetler Defined Contribution Plan and Trust Regional Prototype Base Plan Document. The adopting Employer may not rely on a notification letter issued to Baker & Hostetler by the Key District Director of the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Director of the Internal Revenue Service for a determination letter. Baker & Hostetler will notify adopting companies in writing of any amendments made to the Plan by the sponsor and will notify adopting companies in writing of the discontinuance of the Plan.

                  By execution of this Adoption Agreement and its approval by Baker & Hostetler, the Employer establishes and adopts the Baker & Hostetler Regional Prototype Profit-Sharing Plan and Trust. By execution of this Adoption Agreement the Trustee agrees to carry out the duties and responsibilities of the Trustee as specified in the Plan and trust. The Plan is intended to qualify under Code Section 401(a), and the trust created under the Plan is intended to be exempt under Code Section 501(a).

BAKER & HOSTETLER LLP                       SPONSORING EMPLOYER


By __________________________________       /s/ CAROLE WATKINS
                                            Cardinal Health, Inc.

Baker & Hostetler LLP                       By CAROLE WATKINS
Capitol Square, Suite 2100
65 East State Street                        Title SENIOR VICE PRESIDENT
Columbus, Ohio  43215-4260
(614) 228-1541                              Date______________________________

Baker & Hostetler LLP                                TRUSTEE

3200 National City Center                   ___________________________________
Cleveland, Ohio  44114-3485                 Putnam Fiduciary Trust Company
(216) 621-0200

                                            By KAREN DOHERTY

                                            Date_______________________________